UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 21, 2015

Alteva, Inc.

(Exact name of registrant as specified in its charter)

New York	001-35724	14-1160510
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

400 Market Street, Suite 1100 Philadelphia, Pennsylvania	19106
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code

(877) 258-3722(877)

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 21, 2015, the Compensation Committee of the Board of Directors of Alteva, Inc. approved amendments to the vesting terms of unvested equity grants for all employees with outstanding grants under the Amended and Restated Warwick Valley Company 2008 Long-Term Incentive Plan (the “Plan”).  All employee equity grant award agreements were amended to provide that all awards vest upon a Change in Control (as such term is defined in the Plan).  The foregoing summary is qualified in its entirety by the global amendment filed herewith as Exhibit 10.1.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits

The following exhibits are furnished as part of this report:

Exhibit	Description

10.1	Form of Global Amendment to Award Agreements Under The Amended and Restated Warwick Valley Telephone Company 2008 Long-Term Incentive Plan.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Alteva, Inc. (Registrant)

	By:	/s/ Brian H. Callahan
Brian H. Callahan
Executive Vice President, Chief Financial Officer, Corporate Secretary and Treasurer

Date: August 26, 2015